EXHIBIT 10.15


                                   AGREEMENT

         THIS AGREEMENT is made as of this 1st day of January, 1996, by GAZIT U.S.A., INC. ("Gazit") and EQUITY ONE, INC. ("Equity One").

                             W I T N E S S E T H :

         WHEREAS, Equity One has agreed to permit Chaim Katzman, or any of Gazit's employees, to use Equity One's facilities, equipment, supplies and personnel to conduct Gazit's and Katzman's business affairs, particularly as they may relate to Gazit; and

         WHEREAS, Gazit has agreed to reimburse Equity One for Gazit's and Katzman's use of Equity One's facilities and personnel.

         NOW, THEREFORE, in consideration of the foregoing recitals, which the parties hereto acknowledge and agree are true and correct, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Commencing on January 1, 1996, and on the first day of every calendar quarter thereafter, Gazit hereby agrees to pay to Equity One the sum of $2,500.00 for Gazit's and Katzman's use of Equity One's facilities, equipment (including fax machines, telephones, and long distance tolls), supplies and personnel for the conduct of Gazit's business affairs not related to Equity One.

         2. Gazit's permitted use provided herein and Equity One's obligation herein may terminate upon the termination of the Employment Agreement between Katzman and Equity One, regardless of the basis for termination, and upon not less than 30 days' prior written notice by Equity One to Gazit.

         3. Any party may, at its discretion, waive in writing any or all of the conditions herein contained to which its obligations hereunder are subject, provided that neither failure nor delay on the part of a party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any singular or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         4. If any provision of this Agreement should be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, then that determination shall not affect or impair the validity, legality, or enforceability of any of the remaining


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provisions contained herein.

         5. If any legal proceeding is brought by a party to this Agreement to enforce its provisions, or to seek remedy for any breach hereof, then the prevailing party shall be entitled to receive its reasonable attorneys' fees and disbursements incurred in connection with such legal proceeding, including fees and expenses incurred in any appellate proceedings, from the non-prevailing party.

         6. Time is of the essence with respect to the terms and provisions of this Agreement.

         7. This Agreement shall be governed in accordance with the laws of the State of Florida and venue for any claim hereunder shall be in any court of competent jurisdiction sitting in Dade County, Florida.

         8. Gazit may assign its rights, duties and obligations to and other of its affiliates, upon written notice to Equity One.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above written.

                                       EQUITY ONE, INC.

                                      By: /s/ CHAIM KATMAN
                                          -------------------------
                                      Name:  Chaim Katzman
                                             ----------------------
                                      Title:
                                             ----------------------



                                      GAZIT U.S.A., INC.

                                      By: /s/ CHAIM KATMAN
                                          -------------------------
                                      Name:  Chaim Katzman
                                             ----------------------
                                      Title:
                                             ----------------------


                                      /s/ CHAIM KATZMAN
                                      --------------------------
                                      CHAIM KATZMAN